Share-based payments	6 Months Ended
Jun. 30, 2024
Share-based payments
Share-based payments

11.    Share-based payments

In 2014, an equity-settled share-based payment program was established by Affimed N.V. (ESOP 2014). Under this program, the Company granted awards to certain members of the Management Board, certain members of the Company’s Supervisory Board, non-employee consultants and employees.

The share and per share information presented in this note retrospectively reflects the effects of the reverse stock split which was effective March 8, 2024.

Share-based payments with service conditions

The majority of the awards vest in instalments over three years and can be exercised up to 10 years after the grant date. The Group granted nil and 570,250 awards for the three and six months ended June 30, 2024 to employees, members of the Management Board, members of the Supervisory Board and consultants. Fair value of the awards at grant date for the six months ended June 30, 2024, amounts to €2.3 million ($2.4 million).

14,138 and 92,976 ESOP 2014 awards were cancelled or forfeited due to termination of employment during the three and six months ended June 30, 2024 (June 30, 2023: 21,772 and 36,854).

As of June 30, 2024, 2,659,162 ESOP 2014 options were outstanding (December 31, 2023: 2,181,888), and 1,690,717 awards had vested (December 31, 2023: 1,240,852). The options outstanding as of June 30, 2024, had an exercise price in the range of $3.50 to $134.70, a weighted average remaining contractual life of 7.4 years (December 31, 2023: 7.3 years) and a weighted average exercise price of $29.56 (December 31, 2023: $35.7).

Share-based payments with market conditions

During 2022, the Company issued 282,500 options with market-based performance conditions to members of the Management Board and employees. As of June 30, 2024, all of these options had been forfeited.

Fair value of the awards at grant date in 2022 amounted to €2.9 million ($3.2 million) and the contractual lifetime of the options was two years. Any unvested awards on the date that is two years following the grant date would lapse, accordingly these are now all lapsed.

Share-based payment expense

For the three and six months ended June 30, 2024, compensation expense of €683 and €1,472 was recognized affecting research and development expenses (€0.3 million and €0.6 million) and general and administrative expenses (€0.4 million and €0.9 million). In the three and six months ended June 30, 2023, compensation expense of €3,231 and €7,389 was recognized affecting research and development expenses (€1,709 and €4,022) and general and administrative expenses (€1,523 and €3,368).

Fair value measurement

The fair value of options with service conditions granted in the six months ended June 30, 2024 and 2023, respectively, was determined using the Black-Scholes-Merton valuation model. The significant inputs into the valuation model are as follows (weighted average):

	June 30, 2024	June 30, 2023
Fair value at grant date	$4.3	$7.9
Share price at grant date	$5.8	$10.5
Exercise price	$5.8	$10.5
Expected volatility	82%	90%
Expected life	5.88	5.86
Expected dividends	0.00	0.00
Risk-free interest rate	4.14%	3.95%

Expected volatility is estimated based on the observed daily share price returns of Affimed measured over a historic period equal to the expected life of the awards.

The risk-free interest rates are based on the yield to maturity of U.S. Treasury strips (as best available indication for risk-free rates), for a term equal to the expected life, as measured as of the grant date.